UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2008

Targanta Therapeutics Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-33730	20-3971077
(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2300 Cambridge, MA	02142-1122
(Address of Principal Executive Offices)	(Zip Code)

(617) 577-9020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On November 19, 2008, Targanta Therapeutics Corporation issued a press release announcing that oritavancin, the registrant’s investigational antibiotic therapy for the treatment of complicated skin and skin structure infections caused by gram-positive pathogens, received a mixed review from the United States Food and Drug Administration’s Anti-Infective Drugs Advisory Committee. The full text of the press release issued is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the registrant dated November 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGANTA THERAPEUTICS CORPORATION

	By:	/s/ Daniel S. Char
Date: November 20, 2008		Daniel S. Char
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the registrant dated November 19, 2008.

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